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                                                                    Exhibit 10.2

THESE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SECURITIES MAY NOT BE TRANSFERRED, UNLESS A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO SUCH TRANSFER OR, IN THE OPINION OF COUNSEL TO THE ISSUER, AN EXEMPTION FROM REGISTRATION IS THEN AVAILABLE.

                                     WARRANT

             VOID AFTER 5:00 P.M., California Time, on March 8, 2006

                        WARRANT TO PURCHASE COMMON STOCK
                                       OF
                                INTELLICORP, INC.

        This is to certify that subject to the terms and conditions hereof, FOR VALUE RECEIVED, ___________ (the "Initial Holder") or registered assigns (collectively referred to as the "Holder") is entitled to purchase, at an exercise price per share of $2.00 (the "Exercise Price"), _________ shares (the "Warrant Shares") of the Common Stock (the "Common Stock") of IntelliCorp, Inc., a Delaware corporation (the "Company"), at any time during the period from March 8, 2001 (the "Commencement Date") to 5:00 P.M., California Time, on March 8, 2006, at which time this Warrant will expire and become void. The following terms shall apply to this Warrant:

        1. Exercise of Warrant, Reservation of Shares.

               1.1. Subject to the terms and conditions hereof, this Warrant may be exercised in whole or in part at any time and from time to time on or after the Commencement Date, and before 5:00 P.M., California Time, on March 8, 2006, or if such day is a day on which federal or state chartered bank institutions located in the State of California are authorized by law to close, then on the next succeeding day which shall not be such a day, by presentation and surrender hereof to the Company at its principal office or at the office of its warrant transfer agent, if any, with the attached Purchase Form duly executed and accompanied by payment, in cash or certified or official bank check payable to the order of the Company, of the Exercise Price for the number of Warrant Shares specified in such form. If this Warrant should be exercised in part only, the Company will, upon presentation of this Warrant upon such exercise, execute and deliver a new warrant, dated the date hereof, evidencing the rights of the Holder thereof to purchase the balance of the Warrant Shares purchasable hereunder upon the same terms and conditions as herein set forth. Upon and as of such receipt of this Warrant and the Purchase Form by the Company at its office, in proper form for exercise and accompanied by payment as herein provided, the Holder shall be deemed to be the holder
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of record of the Warrant Shares issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing the Warrant Shares shall not then be actually delivered to the Holder. The Company shall promptly take such reasonable steps as it deems necessary in order to issue the Warrant Shares to be delivered following exercise of this Warrant, but in any event within three business days from the date the Warrant is exercised.

               1.2. Net Issue Exercise of Warrant. Notwithstanding any provisions herein to the contrary, if the fair market value of one share of Common Stock is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Warrant for cash, Holder may elect to receive shares of Common Stock equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Purchase Form in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

                      X   =  Y(A-B)
                             ------
                               A
        Where         X   =  the number of shares of Common Stock to be issued
                             to Holder
                      Y   =  the number of shares of Common Stock purchasable
                             under the Warrant or, if only a portion of the
                             Warrant is being exercised, the portion of the
                             Warrant being canceled (at the date of such
                             calculation)
                      A   =  the fair market value of one share of the
                             Company's Common Stock (at the date of such
                             calculation)
                      B   =  Exercise Price (as adjusted to the date of such
                             calculation)

For purposes of the above calculation, the fair market value of one share of Common Stock shall be the closing bid price of the Common Stock on the principal United States securities exchange or trading market on which the Common Stock is listed or traded as reported by Bloomberg Financial Markets, or a comparable financial reporting service of national reputation selected by the Corporation for the five (5) trading days prior to the date of determination of fair market value.

               1.3. The Company covenants that at all times after the Commencement Date and until expiration of this Warrant, it shall reserve for issuance and delivery upon exercise of this Warrant the number of Warrant Shares as shall be required for issuance and delivery upon exercise of this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of the Company's Common Stock upon the exercise of the purchase rights under this Warrant. The Company further covenants and agrees (i) that it will not, by


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amendment of its Certificate of Incorporation or through reorganization, consolidation, merger, dissolution or sale of assets, or by any other voluntary act, avoid or seek to avoid the observation or performance of any of the covenants, stipulations or conditions to be observed or performed hereunder by the Company, (ii) promptly to take such action as may be required of the Company to permit the Holder to exercise this Warrant and the Company duly and effectively to issue shares of its Common Stock or other securities as provided herein upon the exercise hereof and (iii) promptly to take all action required or provided in Section 4 hereof.

        2. Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. With respect to any fractional shares called for upon exercise hereof, the Company will pay to the Holder an amount in cash equal to such fraction multiplied by the fair market value of a share of Common Stock, as determined by the Board of Directors.

        3. Transfer in Compliance with the Securities Act of 1933; Exchange, Assignment or Loss of Warrant.

               3.1. This Warrant may not be sold, assigned or transferred, except as provided herein, and in accordance with and subject to the provisions of the Securities Act of 1933, as amended, and the Rules and Regulations promulgated thereunder (said Act and such Rules and Regulations being hereinafter collectively referred to as the "Act"). Any purported transfer or assignment made other than in accordance with this Section 3 shall be null and void and of no force and effect.

               3.2. Each certificate for Warrant Shares or for any other security issued or issuable upon exercise of this Warrant shall contain a legend as follows, unless, in the opinion of counsel reasonably satisfactory to the Company, such legend is not required:

        THESE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SECURITIES MAY NOT BE TRANSFERRED, UNLESS A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO SUCH TRANSFER OR, IN THE OPINION OF COUNSEL TO THE ISSUER, AN EXEMPTION FROM REGISTRATION IS THEN AVAILABLE.

               3.3. Subject to the provisions of Sections 3.1 through 3.2, this Warrant is exchangeable, without expense, at the option of the Holder, for other warrants of different denominations entitling the Holder to purchase in the aggregate the same number of Warrant Shares purchasable on the same terms and conditions, upon presentation at the principal office of the Company or at the office of its warrant transfer agent, if any, together with a written notice signed by the Holder specifying the names and denominations in which new warrants are to be issued, and may be divided or combined with other warrants which carry the same rights, upon presentation at the principal office

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of the Company or at the office of its warrant transfer agent, if any, together with a written notice signed by the Holder specifying the names and denominations in which new warrants are to be issued.

               3.4. Any assignment permitted under this Warrant will be made by surrender of this Warrant to the Company at its principal office or at the office of its warrant transfer agent, if any, with the attached Assignment Form duly executed and accompanied by funds sufficient to pay any transfer tax. In such event the Company will, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment, and this Warrant will promptly be canceled.

               3.5. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor and date and any such lost, stolen, or destroyed Warrant shall thereupon become void.

        4. Adjustment of Number of Warrant Shares and Exercise Price.

               4.1. The number of Warrant Shares for which this Warrant may be exercised shall be subject to adjustment as follows:

                      (a) In the event there is a subdivision or combination of the outstanding shares of Common Stock into a larger or smaller number of shares, the number of Warrant Shares shall be increased or reduced in the same proportion as the increase or decrease in the outstanding shares of Common Stock.

                      (b) If the Company declares a dividend on Common Stock payable in Common Stock or securities convertible into Common Stock, the number of Warrant Shares shall be increased, as of the record date for determining which holders of Common Stock shall be entitled to receive such dividend, in proportion to the increase in the number of outstanding shares of Common Stock as a result of such dividend.

               4.2. Change of Control Event.

                      (a) In case of any consolidation of the Company with, or merger of the Company into, any other corporation (other than a consolidation or merger in which the Company is the continuing corporation and in which no change occurs in its outstanding Common Stock), or in case of any sale or transfer of all or substantially all of the assets of the Company, or in the case of any statutory exchange of securities with another corporation (including any exchange effected in connection with a merger of a third corporation into the Company, except where the Company is the surviving entity and no change occurs in its outstanding Common Stock), the corporation formed by such

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consolidation or the corporation resulting from or surviving such merger or the corporation which shall have acquired such assets or securities of the Company, as the case may be, shall execute and deliver to the Holder simultaneously therewith a new Warrant, satisfactory in form and substance to the Holder, together with such other documents as the Holder may reasonably request, entitling the Holder thereof to receive upon exercise of such Warrant the kind and amount of shares of stock and other securities and property receivable upon such consolidation, merger, sale, transfer, or exchange of securities, or upon the dissolution following such sale or other transfer, by a holder of the number of shares of Common Stock purchasable upon exercise of this Warrant immediately prior to such consolidation, merger, sale, transfer, or exchange. Such new Warrant shall contain the same basic other terms and conditions as this Warrant and shall provide for adjustments which, for events subsequent to the effective date of such written instrument, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 4. The above provisions of this Section 4(a) shall similarly apply to successive consolidations, mergers, exchanges, sales or other transfers covered hereby.

                      (b) If the Company at any time shall, by subdivision, combination or reclassification of securities or otherwise, change any of the securities to which purchase rights under this Warrant exist into the same or a different number of securities of any class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities which were subject to the purchase rights under this Warrant immediately prior to such subdivision, combination, reclassification or other change. If shares of the Company's Common Stock are subdivided or combined into a greater or smaller number of shares of Common Stock, the purchase price under this Warrant shall be proportionately reduced in the case of a subdivision of shares or proportionately increased in the case of a combination of shares, in both cases by the ratio which the total number of shares of Common Stock to be outstanding immediately after such event bears to the total number of shares of Common Stock outstanding immediately prior to such event.

     4.3. If the Company shall, at any time prior to the expiration of this Warrant, dissolve, liquidate or wind up its affairs, the Holder shall have the right, but not the obligation, to exercise this Warrant. Upon such exercise the Holder shall have the right to receive, in lieu of the shares of Common Stock that the Holder otherwise would have been entitled to receive, the same kind and amount of assets as would have been issued, distributed or paid to the Holder upon any such dissolution, liquidation or winding up with respect to such shares of Common Stock had the Holder been the holder of record of such shares of Common Stock receivable upon exercise of this Warrant on the date for determining those entitled to receive any such distribution. If any such dissolution, liquidation or winding up results in any cash distribution in excess of the Exercise Price

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provided for by this Warrant, the Holder may, at the Holder's option, exercise this Warrant without making payment of the Exercise Price and, in such case, the Company shall, upon distribution to the Holder, consider the Exercise Price to have been paid in full, and in making settlement to the Holder shall deduct an amount equal to the Exercise Price from the amount payable to the Holder.

               4.4. Whenever the number of shares of Common Stock purchasable upon the exercise of this Warrant is adjusted as herein provided, the Exercise Price shall be adjusted by multiplying the applicable Exercise Price immediately prior to such adjustment by a fraction, the numerator of which shall be the number of shares of Common Stock purchasable upon exercise of this Warrant immediately prior to such adjustment and the denominator of which shall be the number of shares of Common Stock purchasable immediately after such adjustment.

               4.5. Upon any adjustment of the Exercise Price, then and in each such case the Company shall give written notice thereof, by first class mail, postage prepaid, addressed to the Holder at the address of such Holder as shown on the books of the Company, which notice shall state the Exercise Price resulting from such adjustment, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

               4.6. The issuance of certificates for shares of Common Stock upon exercise of this Warrant shall be made without charge to the Holder thereof for any issuance tax in respect thereof; provided, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the Holder.

        5. Rights of Holder. Except as otherwise provided in Section 1.1 above, this Warrant does not entitle the Holder to any rights of a shareholder of the Company either at law or in equity, and the rights of any such Holder are limited to those expressed in this Warrant and are not enforceable against the Company, except to the extent set forth herein.

        6. Warrant Transfer Agent. Any reference in this Warrant to the warrant transfer agent will apply if, and only if, the Company will have advised the Holder that such an agent has been designated as an agency for the transfer or exercise of this Warrant.

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        7. Expense of Enforcement. If any action, proceeding or litigation is commenced to enforce any provision of this Warrant, then the prevailing party shall be entitled to be reimbursed by the unsuccessful party for all costs incurred in connection with such action, proceeding or litigation, including a reasonable allowance for attorneys' fees and costs, which amount shall be added to and become part of the final decision in such matter.

        8. Governing Law. This Warrant shall be construed in accordance with the laws of the State of California.

        9. Registration Rights. The Company is required to register the Warrant Shares as provided in that certain Series C Preferred Stock Purchase Agreement (the "Purchase Agreement") between the Company and the parties thereto, and Sections 4 and 6 of the Purchase Agreement are incorporated by reference into this Warrant.

        10. Notices. Any notice required hereunder shall be by writing and shall be given by personal delivery, or United States mail, certified or registered with return receipt requested, postage prepaid and shall be deemed to be effective five (5) business days after mailing or on the date of delivery if delivered personally, at the following addresses, or such other addresses as one party may from time to time give the other in writing:

               To the Company:      INTELLICORP, INC.
                                    1975 El Camino Real
                                    Mountain View, CA 94040
                                    Attention: CFO

               To Holder:           At the address set forth below.

        IN WITNESS WHEREOF, the Company has executed this Warrant as of the 8th day of March, 2001.

                                            INTELLICORP, INC.



                                            By:
                                                ---------------------------

        Initial Holder:

        Name:

        Address:

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                                  PURCHASE FORM


                                                       Dated:  ________________


        The undersigned hereby irrevocably elects to exercise the within Warrant to the extent of purchasing __________ shares of Common Stock and hereby makes payment of $__________ in payment of the actual Exercise Price thereof.

        __ [Please check if this option is selected] Instead of paying cash for exercise of the Warrant as provided above, the undersigned, the holder of the attached Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, shares of Common Stock of the Company and herewith elects to pay for such shares by reducing the number of shares issuable thereunder in accordance with Section 1.2 thereof. The undersigned hereby authorizes the Company to make the required calculation under
Section 1.2 of the Warrant.



                     INSTRUCTIONS FOR REGISTRATION OF STOCK


Name:
               ------------------------------------------------------
                  (Please typewrite or print in block letters)


Address:
               ------------------------------------------------------

               ------------------------------------------------------

               ------------------------------------------------------


                                            Signature:
                                                      ----------------------

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                                 ASSIGNMENT FORM


        FOR VALUE RECEIVED, ____________________ hereby sells, assigns and transfers unto

Name:
          ------------------------------------------------------
               (Please typewrite or print in block letters)

Address:________________________________________________________________
the right to purchase Common Stock represented by this Warrant to the extent of _________ shares of Stock and does hereby irrevocably constitute and appoint
____________________, attorney, to transfer the same on the books of the Company with full power of substitution in the premises.



                                             Signature:
                                                       -------------------------

Dated:
       -----------------------